Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Bruce N. Alpert, Principal Executive Officer of The Gabelli Multimedia Trust Inc. (formerly, The Gabelli Global Multimedia Trust Inc.) (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 3/11/2013	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

I, Agnes Mullady, Principal Financial Officer and Treasurer of The Gabelli Multimedia Trust Inc. (formerly, The Gabelli Global Multimedia Trust Inc.) (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 3/11/2013	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer